UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ASTA FUNDING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ASTA FUNDING, INC.
210 Sylvan Avenue
Englewood Cliffs, New Jersey 07632

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Friday, November 30, 2018, at 10:00 AM, eastern standard time.

The enclosed Notice of Meeting and the accompanying proxy statement describe the business to be conducted at the Meeting. We have also enclosed a copy of the Company’s 2017 Annual Report on Form 10-K, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2017. This proxy statement and the enclosed form of proxy are first being mailed to stockholders beginning on November 1, 2018.

We look forward to seeing you at the Meeting. Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States, or you can now vote online by following the instructions on your proxy card. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder’s vote is important, whether you own a few shares or many.

Sincerely,

Gary Stern

Chairman, President and Chief Executive Officer

Dated: October 29, 2018

ASTA FUNDING, INC.
210 Sylvan Avenue
Englewood Cliffs, New Jersey 07632

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 30, 2018

The Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) will be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Friday, November 30, 2018, at 10:00 AM, eastern standard time, to consider and act upon the following:

1. To elect the five (5) nominees named in this proxy statement to serve as directors of the Company until the 2019 annual meeting of stockholders and until their successors have been duly elected and qualified;

2. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018;

3. To hold an advisory (and non-binding) vote to approve the compensation paid to the Company’s named executive officers;

4. To hold an advisory (and non-binding) vote on the frequency of holding the advisory vote described in Item 3 (i.e., once every year, every two years or every three years); and

5. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of the Company’s common stock, par value $.01 per share, at the close of business on October 11, 2018 are entitled to notice of and to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company’s executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, for a period of ten days prior to the Meeting and at the Meeting.

By Order of the Board of Directors Bruce R. Foster, Chief Financial Officer

Dated: October 29, 2018

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE ONLINE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE AT THE MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

i

ASTA FUNDING, INC.
210 Sylvan Avenue
Englewood Cliffs, New Jersey 07632
ANNUAL MEETING OF STOCKHOLDERS
November 30, 2018

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the “Company,” “we” or “us”) for use at the Annual Meeting of Stockholders to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631 on Friday, November 30, 2018, at 10:00 AM, eastern standard time, and at any adjournments, postponements or continuations thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy, or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

This proxy statement, the enclosed form of proxy and our Annual Report on Form 10-K for the year ended September 30, 2017, which includes our consolidated financial statements, are first being mailed to stockholders beginning on November 1, 2018. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. Proxy cards that are returned signed, but without voting instructions, will be voted in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees listed in Proposal 1 above, a vote “FOR” Proposals 2 and 3 listed above, and a vote, on Proposal 4, for an advisory (and non-binding) vote on executive compensation to be held every three years.

The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or e-mail or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by us including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by us in connection with the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on November 30, 2018.

This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, including financial statements, are available on the internet at http://www.astproxyportal.com/ast/07745/. Under the rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by making our proxy materials available to you free of charge on the Internet.

VOTING AT THE MEETING

Who Can Vote

Only stockholders of record at the close of business on October 11, 2018, the record date, are entitled to notice of and to vote at the Meeting, and at any postponement(s), adjournment(s) or continuations thereof. As of the record date, 6,685,415 shares of our Common Stock, $0.01 par value per share (“Common Stock”), were issued and outstanding. Holders of our Common Stock are entitled to one vote per share for each proposal presented at the Meeting.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Meeting, we urge you to vote by proxy in advance of the Meeting. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. Instead of using the paper proxy card provided along with this proxy statement, you may vote over the Internet. If you have Internet access you may vote your shares by following the Internet instructions on the proxy card. If you hold your shares through a broker or other nominee, you should follow the instructions provided to you by that broker or other nominee to vote.

Any proxy signed and returned to us and not specifying to the contrary, and not designated as an abstention as described below, will be voted:

●	FOR the election of each of the director nominees;

●	FOR the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2018 fiscal year;

●	FOR (in a non-binding and advisory capacity) the approval of the compensation paid to our named executive officers; and

●	THREE YEARS (in a non-binding and advisory capacity) on the frequency by which the non-binding advisory vote on executive compensation will be held.

Should any matters not described above be properly presented at the Meeting, the persons named in the proxy card will vote in accordance with their judgment. The proxy card authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Meeting or any adjournment, postponement or continuation thereof.

What Constitutes a Quorum

The presence at the Meeting in person or by proxy of holders of outstanding Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum.

What Vote is Required

Directors are elected by a plurality of the votes cast with a quorum present. The five persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Meeting will be elected directors of the Company. The affirmative vote of a majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required to approve: (i) the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2018 fiscal year and (ii) on a non-binding advisory basis, the approval of the compensation paid to our named executive officers. With regard to the frequency by which the non-binding advisory vote on the compensation paid to our named executive officers will be held, the frequency (i.e., every year, every two years or every three years) receiving the majority, or, if no frequency receives a majority, the plurality, of the votes cast with a quorum present will be approved on a non-binding advisory basis.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For (i) the election of directors and (ii) the proposal regarding the frequency by which the non-binding advisory vote on the compensation of our named executive officers will be held, abstentions do not have any effect on the outcome. For (i) the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2018 fiscal year and (ii) the vote to approve, on a non-binding advisory basis, the compensation paid to our named executive officers, abstentions will have the effect of a vote against the proposal.

Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present. If you hold your shares through a broker or other nominee and do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters, which are Proposals 1, 3 and 4, resulting in broker non-votes for these proposals. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Proposals 1, 3 and 4, and thus will not affect the outcome of Proposals 1, 3 and 4. Brokers have discretionary authority to vote for the selection of the independent registered public accounting firm (Proposal 2) and, therefore, if you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee is permitted to vote them on Proposal 2 and there will be no broker non-votes on Proposal 2.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise at the Meeting. The proxy may be revoked by filing with our Secretary, at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Meeting. A stockholder who attends the Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of October 19, 2018 with respect to beneficial ownership of our Common Stock by (i) each director and executive officer of the Company, (ii) each person known by us to own beneficially more than five percent of our outstanding Common Stock, and (iii) all directors and executive officers as a group. This table has been prepared based on 6,685,415 shares of Common Stock outstanding on October 19, 2018. Unless otherwise indicated, the address of each beneficial owner is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage(1)

GMS Family Investors LLC	862,000	(2)(10)	12.9%
Asta Group, Incorporated	842,000	(3)(10)	12.6%
Officers and Directors:
Ricky Stern	2,521,250	(4)(10)	37.4%
Gary Stern	2,212,657	(5)(10)	32.1%
Louis A. Piccolo	138,500	(6)	2.0%
Seth Berman	102,600	(7)	1.5%
David Slackman	82,000	(8)	1.2%
Mark Levenfus	3,000		—
Timothy Bishop	—		—
Bruce R. Foster	—		—

All executive officers and directors as a group (8 persons)	4,553,827	(9)	62.9%

(1)

Any shares of Common Stock that any person named above has the right to acquire within 60 days of October 19, 2018, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person not named in the table above.

(2)

A limited liability company over which Ricky Stern has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern and of which Ricky Stern is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.

(3)

Asta Group, Incorporated (“Asta Group”) is owned by Arthur Stern, our former Chairman Emeritus and Director, Gary Stern, our Chairman, President and Chief Executive Officer, and other members of the Stern family.

(4)

Includes 50,000 shares of Common Stock issuable upon exercise of options within 60 days of October 19, 2018. Includes 145,428 shares directly owned and 318,590 shares held in the Ricky Stern 2012 GST Trust for which he serves as co-trustee with Gary Stern, and has joint voting and investment power, and which are also reported as beneficially owned by Gary Stern. Includes 862,000 shares owned by GMS Family Investors LLC. Ricky Stern is the Manager of the LLC and as such has sole voting and investment power of such shares. Also includes 243,278 shares held in the Emily Stern Family 2012 Trust for which he is trustee, and has sole voting and investment power over such shares, and 714,364 shares held in the Ricky Stern Family 2012 Trust, for which he is trustee, and has sole voting and investment power over such shares. Also includes 187,590 shares held in the Emily Stern 2012 GST Trust for which he is co-trustee with Gary Stern, and which are also reported as beneficially owned by Gary Stern, and has joint voting and investment power over such shares.

(5)

Includes 210,000 shares of Common Stock issuable upon exercise of options, 509,049 shares directly owned, and 842,000 shares of Common Stock owned by Asta Group, which shares are attributable to Gary Stern based on his role as an officer, director, and stockholder of Asta Group. Gary Stern disclaims beneficial ownership of the shares owned by Asta Group. Also includes 145,428 shares of Common Stock held by Mr. Stern’s adult child who shares his home, and for which he disclaims beneficial ownership, as well as 187,590 shares held in the Emily Stern 2012 GST Trust for which he is co-trustee with Ricky Stern, and which are also reported as beneficially owned by Ricky Stern, and has joint voting and investment power over such shares. Also includes 318,590 shares held in the Ricky Stern 2012 GST Trust for which he serves as co-trustee with Ricky Stern and has joint voting and investment power, and which are also reported as beneficially owned by Ricky Stern.

(6)	Includes 127,500 shares of Common Stock issuable upon exercise of options within 60 days of October 19, 2018.

(7)	Includes 100,100 shares of Common Stock issuable upon exercise of options within 60 days of October 19, 2018.

(8)	Includes 67,500 shares of Common Stock issuable upon exercise of options within 60 days of October 19, 2018.

(9)	Includes 555,100 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of October 19, 2018.

(10)

On January 6, 2017, the Company entered into a settlement agreement (the “Settlement Agreement”) with The Mangrove Partners Master Fund Ltd and its affiliates (collectively, “Mangrove”). The Settlement Agreement provided that, within ten business days of the Settlement Agreement, the Company would commence a self-tender offer (“Tender Offer”) to repurchase for cash up to 5,314,009 shares of its Common Stock at a purchase price of $10.35 per share. Pursuant to the Settlement Agreement, Mangrove tendered its 4,005,701 shares for purchase by the Company. In addition, pursuant to a securities purchase agreement dated January 6, 2017 between Mangrove and Gary Stern, Gary Stern purchased the remaining shares owned by Mangrove eleven business days following the close of the Tender Offer for $10.35 per share. In connection with the Settlement Agreement, the Company entered into a Voting Agreement on January 6, 2017, with Gary Stern, Ricky Stern, Emily Stern, Asta Group and GMS Family Investors LLC, collectively known as the “Voting Group,” who are subject to a Share Voting Cap (the “Cap”). Under the Cap, the Voting Group is subject to a voting threshold constituting no more than forty-nine percent (49%) of the issued and outstanding shares of the Company's Common Stock at the time any matters are to be voted on by the Stockholders of the Company. The Voting Agreement expires on January 6, 2019.

PROPOSAL ONE-ELECTION OF DIRECTORS

In accordance with our Certificate of Incorporation and By-laws, the current number of directors of the Company has been set by the Board of Directors at five. At the Meeting, five directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, and a proxy may only be voted for five directors.

All five nominees named in this proxy statement are currently directors who will serve until their successors are duly elected and qualified. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors’ nominees will be voted for such other person.

The current Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee (the “Governance Committee”), nominated the individuals named below for election to our Board of Directors. Background information on each of the nominees is set forth below:

Name	Age	Position
Gary Stern	65	Chairman, President and Chief Executive Officer
Timothy Bishop(1)(3)(4)	68	Director
Mark Levenfus(1)(2)(3)	68	Director
Louis A. Piccolo	66	Director
David Slackman(1)(2)(3)	71	Director

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Governance Committee
(4)

On June 4, 2018, Edward Celano, former independent director of the Company, passed away. Mr. Bishop was appointed by the Board on July 19, 2018 to fill the vacancy left by Mr. Celano. Mr. Celano previously served as a member of the Company’s Audit Committee, Compensation Committee and Governance Committee.

The Business Experience and Qualifications of Each Director

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: experience in the distressed consumer credit industry; regulatory; accounting and finance; capital markets; strategic planning; human resources and development practices; and board practices of other corporations. These areas are in addition to the personal qualifications described in this section. We believe that all of the current members of our Board of Directors possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each such member in the individual biographies below. The principal occupation and business experience, for at least the past five years, of each current director is as follows:

Gary Stern has been a director and the President and Chief Executive Officer of the Company since our inception in July 1994. Mr. Stern assumed the role of Chairman in January 2009. Mr. Stern had been Vice President, Secretary, Treasurer and a director of Asta Group since 1980 and held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. As a result of these and other professional experiences, Mr. Stern possesses particular knowledge and experience in financial management and collections, which strengthens the Board of Directors’ collective qualifications, skills and experience.

Mark Levenfus has been a director of the Company since August 2016. Mr. Levenfus is Managing Partner Emeritus of Marks Paneth LLP, a nationally recognized accounting and advisory firm, and is Chairman of Morison KSi Limited, a global association of independent accounting firms. From 2008 until December 31, 2015, he was Managing Partner of Marks Paneth LLP. During his tenure, he oversaw the firm’s operations, managed business development efforts and consulted on key accounts. He also played a major role in developing strategy, setting policy and overseeing acquisitions. Mr. Levenfus has extensive experience in the financial, media and entertainment, and professional services industries. Mr. Levenfus currently serves as a member of the board of directors of several nonprofit organizations including: Delivering Good, Inc., Pardes Institute of Jewish Studies, New York Road Runners Club and Friends of Israel Sci-Tech Schools. As a result of these and other professional experiences, Mr. Levenfus possesses particular knowledge and experience in accounting and management, which strengthens the Board of Directors’ collective qualifications, skills and experience.

Louis A. Piccolo has been a director of the Company since June 2004. Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc., a business consulting firm specializing in management and financial consulting, since 1988. Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc. from 1983 to 1988, and held the same positions at Debenham’s PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick. As a result of these and other professional experiences, Mr. Piccolo possesses particular knowledge and experience in accounting and management, which strengthens the Board of Directors’ collective qualifications, skills and experience.

David Slackman has been a director of the Company since May 2002. Mr. Slackman has served as Managing Director at HT Capital Advisors LLC from August 2008 to present. Mr. Slackman served as President, Manhattan Market (New York) of Commerce Bank from January 2001 through June 2008. Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994. Since 2012, Mr. Slackman has served as Chairman of the New York City Advisory Board of Sterling National Bank. In 2015, Mr. Slackman was appointed President and Chief Executive Officer of the New York League of Independent Bankers until September 2016, a non-profit trade association for commercial banks in the New York metropolitan area. As a result of these and other professional experiences, Mr. Slackman possesses particular knowledge and experience in financial services and management, which strengthens the Board of Directors’ collective qualifications, skills and experience.

Timothy Bishop has been a director of the Company since July 2018. Mr. Bishop has served Southampton College for 29 years, leaving the position of Provost in 2002 to make his first-ever run for office, when he was elected to represent New York's 1st Congressional District in one of the closest elections in the nation. He was re-elected to the House of Representatives five times. Congressman Bishop graduated from Southampton High School and holds a BA in History from Holy Cross College in Worcester, Massachusetts and a Masters Degree in Public Administration from Long Island University. During his time in Congress, Mr. Bishop served on the House Budget Committee for 4 years, and served as either the Vice-Chair or Co-Chair of the Democratic Budget group for all twelve years he was in Congress. Additionally, Mr. Bishop served as the budget officer for Southampton College for approximately 22 years. As a result of these and other professional experiences, Mr. Bishop possesses particular knowledge and experience in budget preparation, control and analysis, which strengthens the Board of Directors’ collective qualifications, skills and experience.

No director serves or has served in the prior five years as a director of another company with a class of securities registered pursuant to Section 12 or Section 15(d) of the Exchange Act or a company registered as an investment company under the Investment Company Act of 1940.

There are no events or legal proceedings material to an evaluation of the ability or integrity of any director of the Company or any nominee therefore. Moreover, no director of the Company, nor any nominee therefore, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Family Relationships

Gary Stern is the father of Ricky Stern.

Prior Directorships During Fiscal Year 2017

Harvey Leibowitz did not seek re-election during the Company’s 2017 annual meeting of shareholders and, accordingly, ceased to be a member of the Company’s Board of Directors on May 19, 2017.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

PROPOSAL TWO-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 9, 2017, the Audit Committee approved the dismissal of Mazars USA LLP (“Mazars”) as the Company’s independent registered public accounting firm. Such dismissal was effective after Mazars’s review of the Company’s unaudited quarterly financial statements for the fiscal quarter ended December 31, 2016 and the filing of the related Quarterly Report on Form 10-Q with the SEC on May 10, 2017. Also on March 9, 2017, after reviewing proposals from several accounting firms, the Audit Committee selected EisnerAmper LLP (“EisnerAmper”) to be appointed following the filing of the Form 10-Q related to the fiscal quarter ended December 31, 2016 to serve as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2017.

The audit report of Mazars on the Company’s consolidated financial statements as of and for the year ended September 30, 2016, did not contain any adverse opinion or disclaimer of opinion with respect to the Company’s financial statements, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2015 and 2016, and the subsequent interim period through May 10, 2017, there were no disagreements with Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.

During the Company’s fiscal years ended September 30, 2015 and 2016, and the subsequent interim period through May 10, 2017, were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. However, on September 18, 2018, the Company filed Amendment No. 1 on Form 10-K/A for the fiscal year ended September 30, 2016, for the purpose of amending and restating certain of the Company’s previously issued financial statements. In connection with the restatement, Mazars re-audited the Company’s internal control over financial reporting as of September 30, 2015 and 2016, and expressed an adverse opinion thereon due to the presence of several material weaknesses, each as described more fully therein. Such material weaknesses constituted “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The Audit Committee has discussed these material weaknesses with Mazars and EisnerAmper, and has authorized Mazars to respond fully to the inquiries of EisnerAmper concerning such material weaknesses.

During the Company’s fiscal years ended September 30, 2015 and 2016, and the subsequent interim period through May 10, 2017, the Company did not consult with EisnerAmper regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Mazars a copy of the foregoing disclosures and requested that Mazars furnish the Company with a letter addressed to the SEC stating whether or not Mazars agrees with the statements made herein. A copy of that letter, dated October 12, 2018, was furnished as Exhibit 16.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017.

Our Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2018 is not required by law, by the NASDAQ Global Select Market listing requirements or by our Certificate of Incorporation or By-laws. However, the Board of Directors is submitting the selection of EisnerAmper LLP to our stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, we will reconsider whether or not to retain that firm. Even if the selection is ratified, we may appoint a different independent registered public accounting firm in the future, if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

A representative of EisnerAmper LLP is expected to be present at the Meeting, will make such statements as EisnerAmper LLP may desire and will be available to respond to appropriate questions from the stockholders. A representative from Mazars will not be present at the Meeting. To pass, this proposal requires the affirmative vote of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote.

The fees billed by EisnerAmper LLP for professional services rendered for the period from March 9, 2017, the date of its appointment, through the end of the 2017 fiscal year are reflected in the following table:

March 9, 2017 through September 30, 2017
Audit Fees:	$158,000
Audit-Related Fees:	—
Tax Fees:	—
All Other Fees:	—
Total Fees:	$158,000

The fees billed by Mazars for professional services rendered for: (i) the period from October 1, 2016, the beginning of the Company’s 2017 fiscal year, through March 9, 2017, the date that Mazars was dismissed as the Company’s independent registered public accounting firm, and (ii) the 2016 fiscal year, are reflected in the following table:

	October 1, 2016 through March 9, 2017	2016
Audit Fees:	$132,000	$477,000
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—
Total Fees:	$132,000	$477,000

Securities Exchange Act of 1934, as amended (“Exchange Act”) rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. All of the services described above were pre-approved by our Audit Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE-ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”), enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of individual goals and the achievement of certain Company-wide goals such as increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation paid to our named executive officers in its entirety, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, its Board of Directors or the Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of our stockholders.

We urge stockholders to read the “Executive Compensation” section of this proxy statement, which provides detailed information on our compensation policies and practices and the compensation of our named executive officers.

We ask our stockholders to vote on the following resolution at the Meeting:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the “Executive Compensation” section of the Proxy Statement, and the compensation tables and narrative discussion set forth therein, is hereby approved.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR-ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Dodd-Frank also provides that our stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preferences as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the executive compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this Proposal 4, our stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Our stockholders also may, if they wish, abstain from casting a vote on this proposal.

After careful consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and, therefore, our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that our stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.

We recognize that our stockholders may have different views as to the best approach for the Company. Accordingly, we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation. When this frequency vote was last held in 2012, our stockholders indicated a preference to hold the advisory vote to approve executive compensation once every three years, and the Board and Compensation Committee implemented that standard.

This vote is advisory and not binding on us or our Board of Directors in any way. The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.

“RESOLVED, that the stockholders determine, on a non-binding, advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years, or every three years.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

EXECUTIVE OFFICERS

The following are the executive officers of the Company who are not directors of the Company:

Bruce R. Foster, CPA, age 58, serves as Executive Vice President and Chief Financial Officer of the Company since March 2016. Prior to joining the Company, Mr. Foster served as Chief Financial Officer from January 2014 to February 2016 of 4Licensing Corporation, formerly known as 4Kids Entertainment, Inc., a NYSE traded company, where he was employed since 2002. He also worked in public accounting for 15 years with Deloitte, an international public accounting firm, as well as other regional public accounting firms.

Ricky Stern, age 34, was appointed as Senior Vice President in March 2014. Prior to this appointment, Ricky served as our Assistant Treasurer from 2011 to 2014. Prior to joining the Company he was an analyst with a brokerage firm from 2008 to 2009. From 2009 to 2011 he earned his Master’s Degree. He is a Certified Financial Planner, Certified Investment Management Analyst, licensed health insurance producer in both New York and New Jersey and has attained the Accredited Disability Representative designation.

Seth Berman, Esq., age 55, has served as our General Counsel since 2005, was named Chief Compliance Officer in April 2013 and became Secretary of the Company in May 2016. From 1997 through 2004, Mr. Berman was associated with Weil, Gotshal & Manges LLP.

There are no events or legal proceedings material to an evaluation of the ability or integrity of any executive officer of the Company. Moreover, no executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

EXECUTIVE COMPENSATION

We are currently considered a smaller reporting company for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table (reporting two fiscal years of compensation) and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures. Further, current reporting obligations extend only to our “Named Executive Officers” with respect to the 2017 year, which included Mr. Gary Stern, our President and Chief Executive Officer, and our two most highly compensated executive officers other than Mr. Gary Stern, Messrs. Foster and Berman, who were serving as of September 30, 2017. Additionally, while we are not required to disclose compensation for any other executive officers, we are choosing to voluntarily report compensation paid to Ricky Stern because he is considered an integral part of the Company's executive management team as the manager of GAR Disability Advocates, LLC, a wholly owned subsidiary of the Company.

Summary Compensation Table

The following table shows for the years ended September 30, 2017 and 2016 compensation awarded to or paid to our Named Executive Officers.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(*)	Total ($)

Gary Stern
President and Chief	2017	$600,000	$—	$—	$—	$—	$51,295	$651,295
Executive Officer	2016	$600,000	$—	$—	$—	$—	$75,488	$675,488

Bruce Foster
Chief Financial	2017	$275,000	$150,000	$—	$—	$—	$32,398	$457,398
Officer and Chief	2016	$158,655	$—	$—	$—	$—	$9,808	$168,463
Accounting Officer

Ricky Stern
Senior Vice President	2017	$280,000	$—	$—	$—	$—	$27,636	$307,636
and President of GAR	2016	$280,000	$—	$—	$—	$—	$39,118	$319,118
Disability

Seth Berman
General Counsel and	2017	$275,000	$20,000	$—	$—	$—	$34,241	$329,241
Chief Compliance	2016	$275,000	$7,500	$—	$—	$—	$34,963	$317,463
Officer and Secretary

(*)	The following table summarizes "All Other Compensation" for purposes of the Summary Compensation Table above.

Name	Year	401(k) Company Match ($)	Life Insurance Premium ($)	Health Insurance Premiums ($)(1)	Auto Fringe ($)	Severance ($)	Total ($)
Gary Stern	2017	$10,600	$12,491	$23,641	$4,563	$—	$51,295
Bruce R Foster	2017	$4,653	$—	$23,641	$4,104	$—	$32,398
Ricky Stern	2017	$10,600	—	$10,137	$6,899	$—	$27,636
Seth Berman	2017	$10,600	$—	$23,641	$—	$—	$34,241

Narrative Following Summary Compensation Table

Total compensation paid to our Named Executive Officers is generally divided among three principal components. Base salary is generally fixed and does not vary based on our financial and other performance. Other components, such as cash bonuses and stock options or other equity or equity-based awards, are variable and dependent upon our market performance. Historically, judgments about these elements have been made subjectively. In the case of stock options, the value is dependent upon our future stock price and, accordingly, such awards are intended to reward the Named Executive Officers for favorable Company-wide performance. Our Compensation Committee reviews total compensation to see if it falls in line with peer companies and may also look at overall market data. For fiscal year 2017, the Compensation Committee determined that our compensation program was generally competitive with the members of our peer group. Our goal to promote pay for performance emphasizes the variable elements of overall compensation over fixed base salaries. In this regard, it is our policy to emphasize long-term equity awards over short-term cash bonuses, as the long-term awards are intended to align with goals such as total shareholder return. In previous years, the Compensation Committee engaged a professional compensation consultant, Adams Consulting Group, LLC (“Adams”) to provide benchmarking data and assist in the compensation process. Adams issued a report to the Compensation Committee in October 2015 (the “2015 Adams Report”). Each of the three elements of executive compensation has been determined by evaluating the recommendations set forth in the 2015 Adams Report, as well as our analysis of our financial performance, overall economic conditions and certain individual achievements, such as successful completion of assigned tasks.

With respect to the 2017 year, we held base salaries consistent with 2016 levels. We did not grant stock options or other equity-based compensation awards to our Named Executive Officers during the 2017 year, although each of our Named Executive Officers held outstanding stock option awards as detailed below. Our executive bonuses are dependent on meeting corporate objectives. Our annual performance-based bonus opportunities for all of our Named Executive Officers are dependent upon our achievement of annual corporate objectives established each year and, in the case of our Named Executive Officers other than our Chief Executive Officer, the individual officer’s contributions towards such corporate objectives. Our Board of Directors may choose to award additional bonuses based on significant corporate achievements that occur during the year. We maintain a reasonable limit on the maximum performance bonus that may be paid.

Severance and Change-in-Control Benefits. Currently, we have an employment agreement with our Chief Financial Officer, Bruce R. Foster. None of our other Named Executive Officers are providing services under an employment agreement, and would not receive severance benefits pursuant to any formal plan or program. Under his agreement, Mr. Foster will receive a base salary of $275,000, subject to annual increase, and be eligible to receive cash and non-cash bonuses at the discretion of the Board of Directors or a duly constituted committee of the Board. He will also be entitled to participate in any other benefit plans established by the Company for executive employees. Mr. Foster’s agreement has an 18 month non-compete and non-solicitation provision. The agreement has a one (1) year term, and the term will be extended by one year on each anniversary date of the agreement unless either party, at least 90 days prior to an anniversary dates, provides the other party with notice of its intention not to extend the term of the agreement. Under the agreement, Mr. Foster can be terminated with or without “cause,” as defined in the agreement. In the event he is terminated without “cause,” he will receive severance equal to three (3) months of his then current base salary. In the event of a change in control of the Company, Mr. Foster will receive a lump sum payment equal to two times his then current base salary.

Outstanding Option Awards at Fiscal Year-End

The following table provides information on exercisable options held by the named executive officers on September 30, 2017. As of September 30, 2017 none of the Named Executive Officers held unvested stock option or stock awards.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Gary Stern	60,000	—	$7.63	12/15/20	—	$—

	100,000	—	$7.77	12/13/21	—	—

	50,000	—	$8.49	12/12/23	—	—

Ricky Stern	10,000	—	$8.36	12/22/21	—	—

	20,000	—	$9.57	12/18/22	—	—
	20,000	—	$8.49	12/12/23	—	—

Seth Berman	2,500	—	$2.95	5/5/19	—	—

	100	—	$8.07	12/11/19	—	—

	30,000	—	$7.63	12/15/20	—	—

	30,000	—	$7.77	12/13/21	—	—

	20,000	—	$9.57	12/18/22	—	—

	20,000	—	$8.49	12/12/23	—	—

DIRECTOR COMPENSATION

Mr. Gary Stern received no compensation for serving as a director, except that he, like all directors, is eligible to be reimbursed for any expenses incurred in attending Board and committee meetings. All compensation that Mr. Gary Stern received during fiscal year 2017 has been reported above in his employee capacity within the Summary Compensation Table. For fiscal year 2017, the total annual fees that a director, other than Mr. Gary Stern, could have received for serving on our Board of Directors and committees of the Board of Directors were set as follows:

●	$45,000 for each member of the Board of Directors;

●	$35,000 for the Chairman of the Audit Committee;

●	$10,000 for Audit Committee Members;

●	$15,000 for Chairman of the Compensation Committee;

●	$7,500 for Compensation Committee Members;

●	$15,000 for Chairman of the Nominating and Governance Committee;

●	$7,500 for Nominating and Governance Committee Members.

●	$35,000 for Chairman of the Special Committee of the Board of Directors (serving on a non-recurring basis); and

●	$15,000 for Special Committee Members of the Board of Directors (serving on a non-recurring basis).

The following table summarizes compensation paid to outside directors in fiscal 2017:

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	Total ($)
Edward Celano(7)	$93,750	(2)	$—	$93,750
Mark Levenfus	$120,625	(3)	$—	$120,625
Louis Piccolo	$45,000	(4)	$—	$45,000
David Slackman	$112,500	(5)	$—	$112,500
Harvey Leibowitz	$117,403	(6)	$—	$117,403

(1)	No stock option awards were granted in fiscal year 2017.
(2)

Includes, in addition to $45,000 director retainer, $10,000 for being a member of the Audit Committee, $7,500 for being a member of the Compensation Committee, $7,500 for being a member of the Governance Committee, and $23,750 for being member of the Special Committee of the Board of Directors.

(3)

Includes, in addition to $45,000 director retainer, $35,000 for being Chairman of the Audit Committee, $3,750 for his prorated fee for being a member of the Compensation Committee, $15,000 for being Chairman of the Governance Committee, and $21,875 for being member of the Special Committee of the Board of Directors.

(4)	Includes $45,000 director retainer.
(5)

Includes, in addition to $45,000 director retainer, $10,000 for being a member of the Audit Committee, $3,750 for his prorated fee for being a member of the Governance Committee, $15,000 for being Chairman of the Compensation Committee, and $38,750 for being the Chairman of the Special Committee of the Board of Directors.

(6)

Mr. Leibowitz did not seek re-election to the Board for fiscal 2017. Includes, $28,350 for his prorated share of the director retainer, $7,623 for his prorated share for being a member of the Audit Committee, $5,715 for his prorated share for being a member of the Governance Committee, and $5,715 for his prorated share for being a member of the Compensation Committee. Additionally, Mr. Leibowitz was awarded a payment of $70,000 for his 18 years of distinguished service to the Board of Directors.

(7)	Mr. Celano passed away unexpectedly on June 4, 2018.

BOARD ORGANIZATION AND MEETINGS

Composition of the Board of Directors. The Board of Directors has also determined that the following members of the Board satisfy the NASDAQ definition of independence: Mark Levenfus, David Slackman and Timothy Bishop. Harvey Leibowitz and Edward Celano were determined to be independent prior to their departures from the Board.

During the fiscal year ended September 30, 2017, the Board of Directors held 33 meetings, the Audit Committee held five meetings, the Compensation Committee held two meetings, and the Nominating and Corporate Governance Committee held one meeting. During the fiscal year ended September 30, 2017, all members of the Board of Directors, when acting in such capacity, attended at least 75% of all meetings of the Board of Directors that such director was eligible to attend, and of all meetings of committees of the Board of Directors of which such director was a member. Our policy states that all Board members should attend the Annual Meeting of Stockholders, and all directors attended our Annual Meeting held on May 19, 2017.

Board’s Leadership Structure and Role in Risk Oversight. The Board of Directors is currently comprised of five directors, three of whom satisfy the NASDAQ definition of independence: Mark Levenfus, David Slackman and Timothy Bishop. Our Board of Directors currently believes that our Company is best served by combining the roles of Chairman of the Board of Directors and Chief Executive Officer. Our Board of Directors believes that as Chief Executive Officer, Mr. Stern is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading discussion and execution of strategy. Our independent directors bring experience, oversight and expertise from outside our company, while our Chief Executive Officer brings company-specific experience and expertise. Our Board of Directors believes that the combined role of Chairman and Chief Executive Officer is the best leadership structure for the Company at the current time as it promotes the efficient and effective development and execution of our strategy and facilitates information flow between management and our Board of Directors. The Board of Directors recognizes, however, that no single leadership model is right for all companies at all times. Accordingly, the Board of Directors intends to periodically review its leadership structure.

On January 6, 2017, the Company adopted an amendment to its Amended and Restated By-laws (the “Amendment”). The Amendment provides that the Board of Directors shall elect a lead independent director from its Board of Directors. The lead independent director executes the following functions:

●	with the Chairman of the Board of Directors, establishes the agenda for regular meetings of the Board of Directors;

●	establishes the agenda for, and presides over, meetings of independent directors;

●	presides over any portions of meetings of the Board of Directors at which the evaluation or compensation of the Chief Executive Officer is presented or discussed;

●	presides over any portions of meetings of the Board of Directors at which the performance of the Board of Directors is discussed; and

●	exercises other such powers and duties as the Board of Directors may, from time to time, determine in accordance with applicable law.

Currently, David Slackman serves as lead independent director. The Amendment will remain in effect until January 6, 2019, and shall cease to be in effect after such date.

The Board of Directors is responsible for overseeing and monitoring the material risks facing the Company. In its oversight role, the Board of Directors regularly reviews the Company’s strategic initiatives, which address, among other things, the risks and opportunities facing the Company. The Board of Directors also has overall responsibility for executive officer succession planning and reviews succession plans from time to time. The Board of Directors has delegated certain risk management oversight responsibility to its committees. The Audit Committee plays an important risk management function, and oversees elements of compliance and legal risk.

Compensation Committee Matters

Compensation Committee. The Compensation Committee consists of David Slackman (Chairman) and Mark Levenfus. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of our officers and directors and to recommend any changes in compensation to the full Board of Directors. As noted above, both members of the Compensation Committee have been determined to be “independent” within the meaning of SEC and NASDAQ regulations. As required under NASDAQ Rule 5605(d)(1), the Compensation Committee assesses the adequacy of its charter on an annual basis.

Compensation Committee Charter. The Board of Directors has adopted a Compensation Committee charter to govern its Compensation Committee. Pursuant to its charter, the Compensation Committee may delegate all or a portion of its duties and responsibilities to one or more subcommittees when appropriate. The Compensation Committee charter is available on our website at www.astafunding.com.

Audit Committee Matters

Audit Committee. The Audit Committee consists of Mark Levenfus (Chairman), David Slackman and Timothy Bishop. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of our independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

Audit Committee Financial Expert. The Board of Directors has determined that Mark Levenfus is an “audit committee financial expert” as such term is defined by the SEC. As noted above, Mr. Levenfus, as well as the other members of the Audit Committee, have been determined to be “independent” within the meaning of SEC and NASDAQ regulations.

Audit Committee Charter. The Audit Committee performed its duties during fiscal year 2017 under a written charter approved by the Board of Directors. The Audit Committee charter is available on our website at www.astafunding.com.

Independence of Audit Committee Members. Our Common Stock is listed on the NASDAQ Global Select Market and we are governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules and under the Rule 10A-3 under the Exchange Act.

Audit Committee Report. In connection with the preparation and filing of our Annual Report on Form 10-K for the fiscal year ended September 30, 2017:

(1) The Audit Committee reviewed and discussed the audited financial statements with our management.

(2) The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees.

The Audit Committee received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with our independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2017 Annual Report on Form 10-K.

Audit Committee Members:
Mark Levenfus (Chairman)
David Slackman
Timothy Bishop

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by us or incorporated by reference in documents otherwise filed.

Nominating and Corporate Governance Committee Matters

Nominating and Corporate Governance Committee (“Governance Committee”). The Governance Committee consists of Timothy Bishop (Chairman), Mark Levenfus and David Slackman. Pursuant to its charter, the Governance Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on our Board of Directors and to identify the manner in which the Governance Committee evaluates nominees recommended for the Board.

Independence of Governance Committee Members. Members of the Governance Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules.

Procedures for Considering Nominations Made by Stockholders. The Governance Committee’s charter and guidelines developed by the Governance Committee describe procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) information that will enable the Governance Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

Qualifications. The charter and guidelines developed by the Governance Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

●	must satisfy any legal requirements applicable to members of the Board of Directors;

●	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

●	must have a reputation, in one or more of the communities serviced by the Company, for honesty and ethical conduct;

●	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

●

must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The guidelines developed by the Governance Committee provide that there will be no differences in the manner in which the Governance Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

●	a review of the information provided to the Governance Committee by the proponent;

●	a review of reference letters from at least two sources determined to be reputable by the Governance Committee;

●	a personal interview of the candidate; and

●	a review of such other information as the Governance Committee shall determine to be relevant.

Third Party Recommendations. In connection with the Meeting, the Governance Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our Common Stock for at least one year.

Diversity Considerations. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses.

Governance Committee Charter. The Governance Committee performed its duties during fiscal year 2017 under a written charter approved by the Board of Directors. The Governance Committee charter is available on our website at www.astafunding.com.

Code of Ethics

We have adopted a written code of ethics (our “Code of Ethics”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is available without charge upon written request directed to Asta Funding, Inc., Attn: Bruce R. Foster, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. Additionally, our Code of Ethics is available on our website at www.astafunding.com. Any amendment to, or waiver of, a provision of our Code of Ethics that applies to our directors or executive officers will be disclosed on our website.

Procedure for Stockholder Communications with Directors

The Secretary will review all communications sent to the Board of Directors. Stockholders may communicate with the Board of Directors generally or with a specific director at any time by writing to the Company’s Secretary at the Company’s address, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. The Secretary will review all communications received and will forward all substantive communications, as appropriate, to the appropriate individuals.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, named executive officers, and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide us with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. We assist our directors and Section 16 officers in making their Section 16(a) filings pursuant to powers of attorney granted by our directors and Section 16 officers on the basis of information obtained from them and our records. Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended September 30, 2017, all of our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under our 2012 Stock Option and Performance Award Plan, our Equity Compensation Plan and our 2002 Stock Option Plan, as of September 30, 2017.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column(a))
Equity Compensation Plans Approved by Stockholders	880,567	$8.05	1,293,343
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	880,567	$8.05	1,293,343

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Procedures for the Approval of Related Person Transactions

While the Company does not have a written policy, the Audit Committee Charter provides that the Audit Committee has the authority to establish, and communicate to the full Board and management, policies that restrict us and our affiliates from entering into related person transactions without the Audit Committee’s prior review and approval. In accordance with these policies, the Audit Committee on a timely basis reviews and, if appropriate, approves all related person transactions.

At any time in which an executive officer, director or nominee for director becomes aware of any contemplated or existing transaction that, in that person’s judgment may be a related person transaction, the executive officer, director or nominee for director is expected to notify the Chairman of the Audit Committee of the transaction. Generally, the Chairman of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a related person transaction requiring approval by the Audit Committee. If the transaction is considered to be a related person transaction, then the Audit Committee will review the transaction at its next scheduled meeting or at a special meeting of the committee.

Related Person Transactions

On December 28, 2011, the Company, through a newly-formed indirect subsidiary, ASFI Pegasus Holdings, LLC (“APH”), entered into a joint venture (the “Venture”) with Pegasus Legal Funding, LLC (“PLF”) to form Pegasus Funding, LLC (“Pegasus”) for a period of five (5) years (the “Term”) in accordance with an Operating Agreement between PLF and APH. The Venture purchases interests in personal injury claims from claimants who are a party to a personal injury litigation with the expectation of a settlement in the future. In connection with the Venture, Piccolo Business Advisory, which is owned by Louis Piccolo, a non-independent director of the Company, receives a fee from Pegasus, which is calculated at $350,000 per $10,000,000 loaned to Pegasus by Fund Pegasus, LLC, a subsidiary of the Company, up to a maximum of $700,000, including interest at 4% per annum, payable over six years with payments being made in part from Pegasus’s operating expenses during the Term and thereafter by PLF and its affiliates. Piccolo Business Advisory has been paid $690,000 as of September 30, 2017. One of the Company’s subsidiaries is advancing to Pegasus funds to cover Pegasus’s operating expenses, which include payments to Piccolo Business Advisory. During the fiscal years ended September 30, 2017 and 2016, the Company paid Piccolo Business Advisory $133,000 in each year. The Company paid its final payment to Piccolo Business Advisory in March 2018, and has no further obligations under this arrangement.

On September 17, 2015, the Company agreed to terms on a consulting agreement (the “Consulting Agreement”) for a two-year, $80,000 contract with Piccolo Business Advisory. The Consulting Agreement provides that Piccolo Business Advisory will provide consulting services to the Company, which includes analysis of proposed debt and equity transactions, due diligence and financial analysis and management consulting services. The compensation is paid quarterly. For the fiscal year ended September 30, 2017 and 2016, the Company paid Mr. Piccolo approximately $80,000 each year for such services. The Consulting Agreement expired on September 30, 2017, and was not renewed by the Company.

On July 1, 2015, Mr. Arthur Stern, former Chairman Emeritus of the Company, retired from the Board of Directors of the Company and became a consultant to the Company. As of April 30, 2016, the consulting agreement with Mr. Stern was terminated. There were no amounts paid to Mr. Stern for the fiscal year ended September 30, 2017. For the fiscal year ended September 30, 2016, Mr. Stern was paid $88,000.

STOCKHOLDER PROPOSALS

We currently expect to hold our 2019 meeting of stockholders in the spring of 2019. If a stockholder desires to submit a proposal to fellow stockholders at our annual meeting to be held in 2019 and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Exchange Act, such stockholder must submit such proposal in a writing to our executive offices and it must be received at our executive offices no later than November 15, 2018. This deadline is calculated assuming we hold our 2019 stockholders’ meeting in May 2019; if the anticipated date of our 2019 stockholders’ meeting changes significantly, we may also shift the deadline for stockholder proposals, in which case we will publicly announce the deadline change when we announce the date for the 2019 stockholders’ meeting. Any stockholder proposal submitted for inclusion in our proxy materials for the 2019 stockholders’ meeting must meet the requirements of Rule 14a-8 to be included in the 2019 proxy materials.

Under our Amended and Restated Bylaws, director nominations and other business may be brought at the annual meeting only by or at the direction of the Board of Directors or any committee thereof, or by a stockholder entitled to vote who has delivered notice to us containing certain information specified in the Amended and Restated Bylaws (x) not later than the close of business on the 60th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting (if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting); and (y) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting. We currently expect to hold our 2019 meeting of stockholders in the spring of 2019. Accordingly, the notice for nominating directors at, or bringing other business before, the 2019 annual meeting will be the close of business on the tenth day following the date that we publicly disclose the date of such meeting.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call us to request a separate copy of these materials from: Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (Telephone Number: 201-567-5648). We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who has received multiple copies of our proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments, postponements or continuations thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

We will provide without charge to each person being solicited by this proxy statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended September 30, 2017 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to Asta Funding, Inc., Attn: Bruce R. Foster, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

By Order of the Board of Directors Bruce R. Foster, Chief Financial Officer

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2017 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

PROXY

ASTA FUNDING, INC.

THIS

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

November 30, 2018

The undersigned hereby appoints Gary Stern and Bruce R. Foster, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Asta Funding, Inc. (the “Company”) Annual Meeting of Stockholders to be held on November 30, 2018 and at any adjournments, postponements or continuations thereof (the “Meeting”), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD’S NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF EISNERAMPER LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE APPROVAL OF EXECUTIVE COMPENSATION, AND FOR THREE YEARS WITH REGARD TO THE VOTE ON THE FREQUENCY BY WHICH THE VOTE ON EXECUTIVE COMPENSATION WILL BE TAKEN.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF ASTA FUNDING, INC.

November 30, 2018

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ASTA FUNDING, INC.

Please date, sign and mail your proxy card in the envelope provided as soon as possible, or vote on the internet at www.VOTEPROXY.com, using your company ID number and shareholder ID number.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on November 30, 2018. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, including financial statements, are available on the internet at http://www.astproxyportal.com/ast/07745/. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND A VOTE, IN PROPOSAL 4, FOR THE NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION TO BE HELD EVERY THREE YEARS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

1. Election of Directors:

NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY ☐ FOR ALL EXCEPT (See instructions below)	☐ Gary Stern ☐ David Slackman ☐ Timothy Bishop ☐ Mark Levenfus ☐ Louis A. Piccolo

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. Ratification of EisnerAmper LLP as Independent Registered Public Accounting Firm:

For ☐	Against ☐	Abstain ☐

3. Approval, on a non-binding advisory basis, of the compensation paid to our named executive officers:

For ☐	Against ☐	Abstain ☐

4. On a non-binding advisory basis, your preference for the frequency by which the non-binding advisory vote on compensation paid to our named executive officers should be held:

Every Year  ☐        Every Two Years  ☐        Every Three Years  ☐        Abstain  ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof and upon matters incident to the conduct of the meeting. The Board of Directors is not aware of any such other matters.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS, FOR EISNERAMPER LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AND FOR THREE YEARS WITH REGARD TO THE FREQUENCY WITH RESPECT TO WHICH THE NON-BINDING AND ADVISORY VOTE ON EXECUTIVE COMPENSATION IS HELD.

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.